Exhibit 10.14

LEHMAN BROTHERS HOLDINGS INC.

1994 MANAGEMENT OWNERSHIP PLAN

As amended through November 8, 2007

SECTION 1 — PURPOSE

The purpose of this Plan is to strengthen Lehman Brothers Holdings Inc. (the “Company”) by providing an incentive to its officers, employees, consultants and directors and thereby encouraging them to devote their abilities to increase shareholder value and to sustain excellence.  It is intended that this be achieved by extending to Eligible Individuals of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares (as each term is hereinafter defined).

SECTION 2 — ADMINISTRATION

2.1       The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan.  The Committee shall keep minutes of its meetings.  A quorum shall consist of not less than three members of the Committee and a majority of a quorum may authorize any action.  Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held.  Each member of the Committee shall be a Disinterested Director.  No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder.  The Company hereby agrees to indemnify each member of the Committee as permitted by applicable law, for any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

2.2       Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

(a)                                  determine those individuals to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Non-qualified Stock Options to be granted to each Eligible Individual and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

(b)                                  select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Units, Performance Shares, and/or Shares of Restricted Stock or Restricted Stock Units to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Units or Shares, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan.

2.3       Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

(a)                                  to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective;

(b)                                  to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan; and

(c)                                  to resolve all questions of interpretation arising under or in connection with the administration of the Plan, to  exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan, and generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

2.4       All decisions and determinations by the Committee in the exercise of the powers conferred upon it under the Plan shall be final, binding and conclusive upon the Company, its Subsidiaries, Eligible Individuals, Optionees, Grantees and all other persons having any interest therein.

SECTION 3 — STOCK SUBJECT TO THE PLAN

3.1       The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan (other than Restricted Stock Units to be granted to Non-employee Directors pursuant to Section 9.4) is 33,000,000 for all Eligible Individuals.  The maximum number of Shares that may be made the subject of Restricted Stock Units to be granted to Non-employee Directors pursuant to Section 9.4 is 300,000.  Upon a Change in Capitalization the maximum number of Shares available on an aggregate and Eligible Individual basis shall be adjusted in number and kind pursuant to Section 11.  The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined by the Board.  The maximum number of Shares available for Options Stock Appreciation Rights or other Awards that may be granted to an Eligible Individual shall not exceed 3,300,000 over the life of the Plan.

3.2       Upon the granting of an Option or an Award, the number of Shares available under Section 3.1 for the granting of further Options and Awards shall be reduced as follows:

(a)                                  In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

(b)                                  Notwithstanding Section 3.2(a), the exercise of a Stock Appreciation Right granted in tandem with an Option shall be treated, for purposes of this Section 3, solely as though the Option had been exercised through the purchase of Shares, with the result that the number of Shares shall be reduced by the number of Shares so purchased.  No other reduction in the number of Shares shall be made on account of such Stock Appreciation Right exercise.

(c)                                  In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

3.3       Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award shall again be available for grant pursuant to Options or Awards granted hereunder to the fullest extent permitted by Rule 16b-3 under the Exchange Act.  In addition, during the period that any Options and Awards remain outstanding under the Plan, the Committee may make good faith adjustments upon a Change in Capitalization with respect to the number of Shares attributable to such Options and Awards for purposes of calculating the maximum number of Shares available for the granting of future Options and Awards under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act, and the exceptions provided pursuant to Section 162(m) of the Code, will not be adversely affected thereby.

SECTION 4 — OPTION GRANTS FOR ELIGIBLE INDIVIDUALS

4.1       Authority of Committee.  Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

4.2       Purchase Price.  The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and the purchase price per Share under each Non-qualified Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Non-qualified Stock Option is granted.

4.3       Maximum Duration.  Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Non-qualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted.  The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

4.4  Vesting.  Each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement.  To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.  The Committee may accelerate the exercisability of any Option or portion thereof at any time.

4.5  $100,000 Limitation.  If the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during a calendar year (under all plans of the Company and its Parents and Subsidiaries) exceeds $100,000, such Incentive Stock Options shall be treated, to the extent of such excess, as Non-qualified Stock Options.  For purposes of the preceding sentence, the Fair Market Value of the Shares shall be determined at the time the Incentive Stock Options covering such Shares were granted.

SECTION 5 — TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS

5.1       Method of Exercise.  The exercise of an Option shall be made only by a written notice delivered in person, by facsimile transmission or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be purchased and accompanied, at the time of exercise or as otherwise permitted by the Committee, by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted.  The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise (or as otherwise permitted by the Committee) by any one or a combination of the following:  (i) in cash (in any form of currency acceptable to the Committee), (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee or (iii) transferring Awards to the Company if permitted by, and upon such terms and conditions as determined by, the Committee.  Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option.  Pursuant to procedures established by the Committee, the written notice pursuant to this Section 5.1 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee’s broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer.  Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the date of exercise of such Option.  If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee.  No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

5.2       Rights of Optionees.  No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

5.3       Limited Rights.  An Optionee may, in the discretion of the Committee, have the right (a “Limited Right”) to surrender the Option or any portion thereof to the Company within 30 days following a Change in Control and to receive from the Company in exchange therefor a cash payment in an amount equal to (a) the number of unexercised Shares under the Option which are being surrendered multiplied by (b) the excess of (i) the greater of (A) the highest price per Share paid in connection with the Change in Control or (B) the highest Fair Market Value per Share in the 90 day period preceding such Change in Control, over (ii) the purchase price of the Option as set forth in the Agreement.

SECTION 6 — STOCK APPRECIATION RIGHTS

6.1       Authority of Committee.  The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan and the terms and conditions of which shall be set forth in an Agreement.  If granted in connection with an Option, a Stock Appreciation Right shall cover the same number of Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 6.1, be subject to the same terms and conditions as the related Option.

6.2       Time of Grant.  A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

6.3       Stock Appreciation Right Related to an Option.

(a)                                  Exercise.  Subject to Section 6.7, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable.

(b)                                  Amount Payable.  Upon the exercise of a Stock Appreciation Right related to an Option and subject to the provisions of Section 6.6, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised.  Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(c)                                  Treatment of Related Options and Stock Appreciation Rights Upon Exercise.  Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option pursuant to Section 6.5, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

6.4(a)                 Stock Appreciation Right Unrelated to an Option.  The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options.  Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 6.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years.  The Committee may accelerate the exercisability of any Stock Appreciation Right at any time.  Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised.  Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(b)                                  Limited SAR Rights.  A Grantee may, in the discretion of the Committee, have the right (a “Limited SAR Right”) to surrender the Stock Appreciation Right or any portion thereof to the Company within 30 days following a Change in Control and to receive from the Company in exchange therefor a cash payment in an amount equal to (a) the number of Shares under the Stock Appreciation Right which are being exercised, multiplied by (b) the excess of (i) the greater of (A) the highest price per Share paid in connection with the Change in Control or (B) the highest Fair Market Value per Share in the 90 day period preceding such Change in Control, over (ii) the Fair Market Value of a Share on the date the Stock Appreciation Right was granted as set forth in the Agreement.

6.5       Method of Exercise.  Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person, by facsimile transmission, or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised.  If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

6.6       Form of Payment.  Payment of the amount determined under Sections 6.3(b) or 6.4 may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares.  If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

6.7       Restrictions.  In the case of any Grantee who may be subject to liability under Section 16(b) of the Exchange Act, no Stock Appreciation Right may be exercised before the date six (6) months after the date it is granted.

SECTION 7 — RESTRICTED STOCK

7.1       Grant.  The Committee may grant to Eligible Individuals Awards of Restricted Stock, and may issue Shares of Restricted Stock in payment of vested Performance Units (as hereinafter provided in Section 8.2), which shall be evidenced by an Agreement between the Company and the Grantee.  Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates.  Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 7.

7.2       Rights of Grantee.  Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares.  If a Restricted Stock Award Agreement, appropriate blank stock powers and such other documents which the Committee may require are not executed by the Grantee within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void.  At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee.  Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

7.3       Non-transferability.  Until any restrictions upon the Shares of Restricted Stock Awarded to a Grantee shall have lapsed in the manner set forth in Section 7.4, such Shares shall not be sold, transferred or  otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

7.4       Lapse of Restrictions.  Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

7.5       Treatment of Dividends.  At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be, at the discretion of the Committee, (i) paid in cash to the Grantee or (ii) deferred until the lapsing of the restrictions imposed upon such Shares and held by the Company for the account of the Grantee until such time.  In the event that payment of dividends is to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash.  If deferred dividends are to be held in cash, there may be credited at the  end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the

Committee, in its discretion, may determine.  Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

7.6       Delivery of Shares.  Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.  Notwithstanding the preceding, the Committee may withhold sufficient Shares to pay taxes.

SECTION 8 — PERFORMANCE AWARDS

8.1       Performance Objectives.  Performance objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits, (iii) net earnings or net worth, (iv) absolute and/or relative return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Committee at the time the Award is granted.  Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division.  Performance objectives may be absolute and/or relative and may be expressed in terms of a progression within a specified range.  Prior to the end of a Performance Cycle, with respect to any Eligible Individual the deductibility of whose Performance Award will not, in the reasonable belief of the Committee, be subject to Section 162(m) of the Code, the Committee may, in its discretion, adjust the performance objectives to reflect a Change in Capitalization, a change in the book tax rate of the Company or any Subsidiary or any other event which may materially affect the performance of the Company, a Subsidiary or a Division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a Division.  With respect to any Eligible Individual the deductibility of whose compensation may, in the reasonable belief of the Committee, be subject to Section 162(m) of the Code, the Committee shall exercise the discretion conferred upon it in the preceding sentence in such manner as shall be approved by the Company’s auditors and will not result in loss of deductibility under such Section 162(m).  Notwithstanding the foregoing, the Committee shall, in such manner as shall be approved by the Company’s auditors, adjust the performance objectives for all Grantees to whom Performance Units have been granted to offset the impact of any change in the applicable corporate tax rate under the Code.

8.2       Performance Units.  The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee.  Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent the right to receive payment as provided in Section 8.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of performance objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit.  Each Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such objectives must be satisfied.

(a)                                  Vesting and Forfeiture.  A Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Agreement are satisfied for the Performance Cycle.

(b)                                  Payment of Awards.  Payment to Grantees in respect of vested Performance Units shall be made within sixty (60) days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement.  Such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock or Restricted Stock Units, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock or Restricted Stock Units and the terms of such Restricted Stock or Restricted Stock Units at the time the Award is granted.

8.3       Performance Shares.  The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee.  Performance Shares shall be denominated in Shares or Restricted Stock Units, as determined by the Committee.  Awards of Performance Shares shall be subject to the following terms and provisions:

(a)                                  Rights of Grantee.  The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares or Restricted Stock Units represented by such Award shall be issued in the name of the Grantee, and the number of such Shares or Restricted Stock Units so issuable at different levels of performance goal attainment.

(b)                                  Non-transferability.  Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Section 8.3(d) such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.  The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

(c)                                  Treatment of Dividend Equivalents.  At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the Grantee shall have the right to receive payments equivalent in value to dividends or other distributions paid or made with respect to the underlying Shares (which may include, in the case of Performance Shares denominated in Restricted Stock Units, the Shares underlying such Restricted Stock Units) (“Dividend Equivalents”).  The payment to the Grantee of Dividend Equivalents, or a specified portion thereof, shall be, at the discretion of the Committee, (i) paid in cash to the Grantee or (ii) deferred until the lapsing of the restrictions imposed upon such Performance Shares and held by the Company for the account of the Grantee until such time.  In the event that payment of Dividend Equivalents is to be deferred, the Committee shall determine whether such Dividend Equivalents are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash.  If deferred Dividend Equivalents are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine.  Payment of deferred Dividend Equivalents in respect of Performance Shares (with interest accrued thereon, if any), shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect to which the deferred Dividend Equivalents were paid, and any Dividend Equivalents deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

(d)                                  Delivery of Shares.  Upon the satisfaction of the performance goals on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Performance Shares, free of all restrictions hereunder.  Alternatively, if specified in the Award Agreement, the Committee may determine that earned Performance Shares be conveyed to a Grantee in the form of Restricted Stock Units and/or an amount of cash sufficient to satisfy anticipated tax obligations to be incurred in connection with such Shares.

8.4       Non-transferability.  No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

8.5       Modification.  Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards; provided, however, that no modification may be made with respect to Performance Awards held by Executive Officers (such term is as defined in the Exchange Act).  Notwithstanding the foregoing, no modification of a Performance Award shall materially adversely alter or materially impair any rights or obligations under the Agreement without the Grantee’s consent.

SECTION 9 — RESTRICTED STOCK UNITS

9.1       Grant.  The Committee may grant to Eligible Individuals Awards of Restricted Stock Units which shall be evidenced by an Agreement between the Company and the Grantee.  Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine in accordance with the following provisions of this Section 9.  A Restricted Stock Unit shall represent the right to receive one Share upon lapse of the conditions established in the grant.

9.2       Lapse of Restrictions.  Restrictions upon Restricted Stock Units awarded hereunder shall lapse at such time or times and on such conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.  Upon such lapse, all Shares represented by such Restricted Stock Unit shall vest and be payable immediately.

9.3       Dividend Equivalents.  At the time the Award of Restricted Stock Units is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividend equivalents declared or paid on Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed on such Restricted Stock Units and (ii) held by the Company for the account of the Grantee until such time.  In the event that the dividend equivalents are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Restricted Stock Units) or held in cash.  If deferred dividends are to be held in cash, there may be credited at the end of the year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Restricted Stock Units (whether held in cash or as additional Restricted Stock Units), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Restricted Stock Units in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Restricted Stock Units shall be forfeited upon the forfeiture of such Restricted Stock Unit.

9.4       Units and Options for Non-employee Directors.  Notwithstanding anything to the contrary in the Plan, Restricted Stock Units and Options shall be granted to Non-employee Directors of the Company in accordance with the following provisions.  Each Non-employee Director shall receive 2,500 Restricted Stock Units on the day of the Company’s annual meeting for each year that the Plan is in effect.  At the election of each Non-employee Director, Options in an amount equal to three times the number of Restricted Stock Units paid, may be paid in place of the Restricted Stock Units.  The Options shall have a ten year term, an exercise price equal to Fair Market Value on the date of payment and shall become exercisable in one-third increments on the first, second and third anniversaries of the date of payment.  Restricted Stock Units shall vest immediately upon grant.  As of each date a dividend or other distribution is paid or made on Shares, each Non-employee Director holding Restricted Stock Units shall be credited with a number of additional Restricted Stock Units equal to the product of (A) the dividend or other distribution paid on one Share, multiplied by (B) the number of Restricted Stock Units held by the Non-employee Director, divided by (C) the closing price of one Share on the New York Stock Exchange on such date.  Such additional Restricted Stock Units shall vest immediately.  In the event a Non-employee Director’s service terminates, all Options shall become immediately exercisable and remain exercisable through their scheduled term.  Restricted Stock Units are payable in shares upon termination of a Non-employee Director’s service on the Board.

SECTION 10 — EFFECT OF A TERMINATION OF EMPLOYMENT

The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter; provided, however, that the Committee shall have no such discretion with respect to Restricted Stock Units granted to Non-employee Directors pursuant to Section 9.4, the Agreements evidencing which shall contain the provisions regarding termination described in such Section.

SECTION 11 — ADJUSTMENT UPON CHANGES IN CAPITALIZATION

(a)                                  In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan or to any individual, and (ii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable; provided, however, that with respect to Restricted Stock Units granted to Non-employee Directors pursuant to Section 9.4, any such adjustments shall be made only as necessary to maintain the proportionate interest of each Non-employee Director in Shares and preserve, without exceeding, the value of such Restricted Stock Units.

(b)                                  Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

(c)                                  If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be prior to such Change in Capitalization.

(d)                                  The Committee shall apply this Section 11 in a manner consistent with the preservation of the Company’s tax deduction for the payment or exercise of Awards under Section 162(m) of the Code.

SECTION 12 — TERMINATION AND AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS

(a)                                  The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter.  The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan or any Option or Award; provided, however, that:

(i)            No such amendment, modification, suspension or termination shall materially impair or materially adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

(ii)        To the extent necessary to comply with Rule 16b-3 of the Exchange Act and the rules and regulations promulgated thereunder, or to preserve the Company’s tax deduction for the payment or exercise of Awards under Section 162(m) of the Code, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

(b)                                  Notwithstanding the above, the Committee shall not have the right to modify any outstanding Award to the extent such restriction is necessary to preserve the Company’s tax deduction for the payment or exercise of Awards under Section 162(m) of the Code.

SECTION 13 — NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 14 — LIMITATION OF LIABILITY

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(i)                                    give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(ii)                                give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(iii)                            limit in any way the right of the Company to terminate the employment of any person at any time; or

(iv)                               be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

SECTION 15 — REGULATIONS AND OTHER APPROVALS; GOVERNING LAW

15.1        Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

15.2        The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

15.3        The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith.  Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

15.4        The Board may make such changes in the Plan or any Awards as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options any tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

15.5        Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

15.6        Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder.  The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.  The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

15.7        Awards granted under the Plan to persons which the Committee reasonably believes may be subject to Section 162(m) of the Code will not be exercisable, and compensation under the Plan will not be paid, unless and until any necessary shareholder approvals shall have been obtained and the Committee has certified as to the attainment of any applicable performance goals, in each case to the extent required under said Section 162(m).

SECTION 16 — MISCELLANEOUS

16.1  Multiple Agreements.  The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time.  The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan in addition to Options or Awards previously granted to that Eligible Individual.

16.2   Withholding of Taxes.

(a)                                  The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the “Withholding Taxes”) with respect to any Option or Award.  If an Optionee or Grantee is to experience a taxable event in connection with the receipt of Shares pursuant to an Option exercise or payment of an Award, the Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares.  In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that the Committee shall accept such an election in respect of an Optionee subject to Section 16(b) of the Exchange Act only if such election complies with Rule 16b-3 under the Exchange Act.

(b)                                  If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

16.3   Non-transferability.  No Option, Stock Appreciation Right, Performance Unit denominated in Stock or Restricted Stock Unit granted hereunder shall be transferable by the Optionee or Grantee to whom granted otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order,” as defined by the Code or title I of ERISA, or the rules thereunder, and an Award may be exercised during the lifetime of such Optionee or Grantee only by the Optionee or Grantee, or his or her guardian or legal representative.  The terms of such Award shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee or Grantee.

16.4  Acceleration of Awards.  The Committee may accelerate vesting, exercisability or lapse of restrictions on all or any portion of any Award at any time, other than with respect to:

(a)                                  Awards of Restricted Stock Units to Non-employee Directors pursuant to Section 9.4, vesting of which may be accelerated only under such circumstances as will not cause such persons to fail to be “disinterested persons,” within the meaning of Rule 16b-3 under the Exchange Act; and

(b)                                  Awards other than Options or Stock Appreciation Rights, to the extent that such acceleration would jeopardize, under Section 162(m) of the Code, the Company’s tax deduction otherwise available for the payment or exercise of the Awards.

SECTION 17 — EFFECTIVE DATE

The effective date of the Plan shall be the date of its adoption by the Board, subject only to (i) the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware or (ii) subject to any other such means of approval which shall satisfy the Exchange Act, within twelve (12) months of such adoption.

SECTION 18 — DEFINITIONS

For purpose of the Plan:

18.1    “Agreement” means the written agreement between the Company and an Optionee or Grantee or the written document furnished to an Optionee or Grantee by the Company evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

18.2    “Award” means a grant of Incentive Stock Options, Non-qualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Awards or any or all of them.

18.3    “Board” means the Board of Directors of the Company.

18.4    “Change in Capitalization” means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

18.5    “Change in Control” shall mean the occurrence during the term of the Plan of:

(a)                                  An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control.  A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof or a trustee thereof acting solely in its capacity as trustee) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the

Company (for purposes of this definition, a “Subsidiary”), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);

(b)                                  The individuals who, as of the effective date of the 1994 initial public trading in Company Shares, are members of the Board (the “Incumbent Board”), ceasing for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the 1934 Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

(c)                                  Approval by stockholders of the Company of:

(i)            A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a “Non-Control Transaction”; i.e., meets each of the requirements described in (A), (B), and (C) below:

                                                (A)  the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

(B)  the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation immediately following the consummation of such merger, consolidation or reorganization; and

(C)  no Person other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof or a trustee thereof acting solely in its capacity as trustee) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities immediately following the consummation of such merger, consolidation or reorganization.

(ii)        A complete liquidation or dissolution of the Company; or

(iii)    An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary); or

(d)                                 An event that would constitute a “Change in Control” within the meaning of Section 2(g) in the Lehman Brothers Holdings Inc. 2005 Stock Incentive Plan.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject

Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

18.6    “Code” means the Internal Revenue Code of 1986, as amended.

18.7    “Committee” means a committee consisting of at least three (3) Disinterested Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.  The authority of the Committee to administer the Plan may be delegated to a subcommittee composed exclusively of two or more individuals who are “outside directors,” within the meaning of Section 162(m) of the Code, and proposed or final Treasury Regulations issued thereunder, to the extent required to satisfy the provisions of that Section; provided, however, that at all times such subcommittee shall satisfy the applicable requirements of Rule 16b-3 under the Exchange Act.  References to the Committee herein refer to such subcommittee to the extent of such a delegation.

18.8    “Company” means Lehman Brothers Holdings Inc.

18.9    “Disability” means a physical or mental infirmity which impairs the Optionee’s or Grantee’s ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

18.10  “Disinterested Director” means a director of the Company who is “disinterested” within the meaning of Rule 16b-3 under the Exchange Act.

18.11  “Dividend Equivalents” has the meaning ascribed to it in Section 8.3(c).

18.12  “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.

18.13  “Eligible Individual” means any officer, salaried or commission employee, consultant and Non-employee Director of the Company or a Subsidiary, designated by the Committee as eligible to receive Awards subject to the conditions set forth herein.

18.14  “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

18.15  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

18.16  “Fair Market Value” on any date means the closing price of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading (or, if such exchange is not open on such date, the immediately preceding date on which such exchange is open), the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.  Notwithstanding the foregoing, for Awards and Options granted before the  commencement of initial 1994 regular way public trading in Shares, Fair Market Value of the Shares means the closing price on the first day on which initial 1994 regular way public trading in the Shares commences.

18.17  “Grantee” means a person to whom an Award has been granted under the Plan.

18.18  “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

18.19  “Non-employee Director” means a director of the Company who is not an employee of the Company or any Subsidiary.

18.20  “Non-qualified Stock Option” means an Option which is not an Incentive Stock Option.

18.21  “Option” means an Incentive Stock Option, a Non-qualified Stock Option, or both of them, as the context requires.

18.22  “Optionee” means a person to whom an Option has been granted under the Plan.

18.23  “Parent” means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

18.24  “Performance Awards” means Performance Units, Performance Shares or either or both of them.

18.25  “Performance Cycle” means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

18.26  “Performance Shares” means Shares issued or transferred to an Eligible Individual under Section 8.3 hereof.

18.27  “Performance Unit” means Performance Units granted to an Eligible Individual under Section 8.2 hereof.

18.28  “Plan” means the Lehman Brothers Holdings Inc. 1994 Management Ownership Plan.

18.29  “Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 7 hereof.

18.30  “Restricted Stock Unit” means an Award granted to an Eligible Individual to receive payment upon the lapse of all restrictions in the form of Shares as provided for in Section 9 hereof.

18.31  “Shares” means the common stock, par value $.10 per share, of the Company.

18.32  “Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 6 hereof.

18.33  “Subsidiary” means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

18.34  “Successor Corporation” means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

18.35  “Ten-Percent Stockholder” means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

SECTION 19 — SECTION 409A

Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Grantee.  In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments or deliveries of shares in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Grantee holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of shares on the first day that would not result in the Grantee incurring any tax liability under Section 409A of the Code.  In the case of a Grantee who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), payments and/or deliveries of shares in respect of any Award subject to Section 409A of the Code that are linked to the date of the Grantee’s separation from service shall not be made prior to the date which is six (6) months after the date of such Grantee’s separation from service from the Company and its affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder.  The Company shall use commercially reasonable efforts to implement the provisions of this Section 19 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Grantees with respect to this Section 19.